Exhibit 99.1

Palantir Reports Revenue Growth of 47% for Full Year 2020, Expects Q1 2021 Revenue Growth of 45%

2/16/2021

Summary

•	$1.1 billion in revenue for full year 2020, up 47% year-over-year

•	$322 million in revenue for Q4 2020, up 40% year-over-year

•	New contracts in Q4 2020 include Rio Tinto, PG&E, bp, U.S. Army, U.S. Air Force, FDA, and NHS

•	Expects Q1 2021 revenue growth of 45% year-over-year

Full Year 2020 Financial Results

In 2020, we generated $1.1 billion in revenue, up 47% year-over-year.

Our average revenue per customer was $7.9 million, up 41% year-over-year. Our average revenue from our top 20 customers was $33.2 million, up 34% year-over-year.

The number of customers generating more than $1 million in annual revenue grew 32% year-over-year. The number of customers generating more than $5 million in annual revenue grew 54% year-over-year. The number of customers generating more than $10 million in annual revenue grew 50% year-over-year.

Q4 2020 Financial Results

In Q4 2020, we generated $322 million in revenue, up 40% year-over-year.

We incurred a loss from operations of $156.6 million, which includes $241.8 million in stock-based compensation and $18.9 million in related employer payroll taxes.

Our income from operations was $104.1 million, after adjusting for stock-based compensation and related employer payroll taxes.

In Q4 2020, we signed 21 contracts each worth $5 million or more in total contract value, including 12 contracts each worth $10 million or more in total contract value.

Outlook

For full year 2021, we continue to expect:

•	Year-over-year revenue growth of greater than 30%.

For Q1 2021, we expect:

•	Year-over-year revenue growth of 45%.

•	Adjusted operating margin of 23%.

Earnings Webcast

A public webcast will be held at 6:00 a.m. MT / 8:00 a.m. ET today to discuss the results for our fourth quarter and fiscal year ended December 31, 2020 and financial outlook. The live public call can be accessed by registering online at https://event.on24.com/wcc/r/2947836/5C123DA27C8C4F9CBFBC27AC3FEABE81. Following the call, a replay will be available at (888) 869-1189 or (706) 643-5902 until midnight (ET) on February 23, 2021.

A slide presentation including supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures will be available through Palantir’s Investor Relations website at https://investors.palantir.com.

Non-GAAP Financial Measures

This press release and the accompanying tables contain the non-GAAP financial measures income (loss) from operations excluding stock-based compensation, related employer payroll taxes, and non-recurring direct listing charges (also referred to as “adjusted income (loss) from operations”) and adjusted operating margin.

We believe these non-GAAP financial measures help us evaluate our business, identify trends affecting Palantir’s business, formulate business plans and financial projections, and make strategic decisions. We exclude stock-based compensation, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance and provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team.

Additionally, we exclude expenses primarily related to the direct listing, as they are a one-time nonrecurring charge, and employer payroll taxes related to stock-based compensation, as it is difficult to predict and outside of Palantir’s control. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations, as they do not include the impact of certain expenses that are reflected in our consolidated statements of operations. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.

We compensate for these limitations by providing a reconciliation of each of these non-GAAP measures to the most comparable GAAP measure. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, reconciling items that may be incurred in the future such as stock-based compensation, and related employer payroll taxes, the effect of which may be significant.

Additional Definitions

For the purpose of this press release, total contract value presumes the exercise of all contract options and no termination of contracts; however, the majority of our contracts are subject to termination for convenience provisions and there can be no guarantee that contracts are not terminated or that contract options will be exercised.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, product development, expected benefits of and applications for our software platforms, business strategy and plans (including strategy and plans relating to our sales force and partnerships), market trends and market size, opportunities (including growth opportunities), and positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “guidance,” “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “plan,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our quarterly report on Form 10-Q for the quarter ended September 30, 2020 and other filings and reports that we may file from time to time with the SEC, including our annual report on Form 10-K for the fiscal year ended December 31, 2020. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the sufficiency of our cash and cash equivalents to meet our liquidity needs; the demand for our platforms in general; our ability to increase our number of new customers and revenue generated from customers; our ability to realize some or all of the total contract value of customer contracts as revenue, including any contractual options available to customers or contractual periods that are subject to termination for convenience provisions; our long and unpredictable sales cycle; our ability to retain and expand our customer base; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; the seasonality of our business; the complexity and lengthy implementation process for our platforms; our ability to successfully develop and deploy new technologies to address the needs of our customers; our ability to make our platforms easier to install and consume; our ability to maintain and enhance our brand and reputation; news or social media coverage about us, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; and any breach or access to customer or third-party data.

The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.

Available Information

Palantir uses its Investor Relations website at https://investors.palantir.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Palantir’s Investor Relations website, in addition to following press releases, SEC filings, public conference calls, and webcasts.

About Palantir Technologies Inc.

Palantir Technologies Inc. builds and deploys operating systems for the modern enterprise. Additional information is available at https://www.palantir.com.

Contact

Investor Relations

Rodney Nelson

investors@palantir.com

Media

Lisa Gordon

media@palantir.com

Palantir Technologies Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Revenue	$322,091	$229,358	$1,092,673	$742,555
Cost of revenue(1)	70,503	75,902	352,547	242,373

Gross profit	251,588	153,456	740,126	500,182
Operating expenses:
Sales and marketing(1)	147,619	112,865	683,701	450,120
Research and development(1)	94,130	75,835	560,660	305,563
General and administrative(1)	166,411	112,207	669,444	320,943

Total operating expenses	408,160	300,907	1,913,805	1,076,626

Loss from operations	(156,572)	(147,451)	(1,173,679)	(576,444)
Interest income	368	2,137	4,680	15,090
Interest expense	(1,814)	(2,666)	(14,139)	(3,061)
Change in fair value of warrants	—	(2,746)	811	(3)
Other income (expense), net	2,082	(4,711)	3,300	(2,853)

Loss before provision (benefit) for income taxes	(155,936)	(155,437)	(1,179,027)	(567,271)
Provision (benefit) for income taxes	(7,593)	3,890	(12,636)	12,375

Net loss	$(148,343)	$(159,327)	$(1,166,391)	$(579,646)

Net loss per share attributable to common stockholders, basic	$(0.08)	$(0.29)	$(1.19)	$(1.02)

Net loss per share attributable to common stockholders, diluted	$(0.08)	$(0.29)	$(1.20)	$(1.02)

Weighted-average shares of common stock outstanding used in computing net loss per share attributable to common stockholders, basic	1,763,513,922	584,722,735	977,721,736	576,958,560

Weighted-average shares of common stock outstanding used in computing net loss per share attributable to common stockholders, diluted	1,763,513,922	584,722,735	979,330,067	576,958,560

(1)	Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Cost of revenue	$19,342	$11,384	$139,627	$27,904
Sales and marketing	75,852	22,973	398,205	79,215
Research and development	47,365	18,796	357,063	67,933
General and administrative	99,229	24,167	375,807	66,918

Total stock-based compensation expense	$241,788	$77,320	$1,270,702	$241,970

Palantir Technologies Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$2,011,323	$1,079,154
Restricted cash	37,285	52,099
Accounts receivable	156,932	50,315
Prepaid expenses and other current assets	51,889	32,585

Total current assets	2,257,429	1,214,153
Property and equipment, net	29,541	31,589
Restricted cash, noncurrent	79,538	270,709
Operating lease right-of-use assets	217,075	—
Other assets	106,921	77,574

Total assets	$2,690,504	$1,594,025

Liabilities, Redeemable Convertible and Convertible Preferred Stock, and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$16,358	$51,735
Accrued liabilities	158,546	126,620
Deferred revenue	189,520	186,105
Customer deposits	210,320	364,138
Operating lease liabilities	29,079	—

Total current liabilities	603,823	728,598
Deferred revenue, noncurrent	50,525	77,030
Customer deposits, noncurrent	81,513	167,538
Debt, noncurrent, net	197,977	396,065
Operating lease liabilities, noncurrent	229,800	—
Other noncurrent liabilities	4,316	78,205

Total liabilities	1,167,954	1,447,436

Redeemable convertible preferred stock	—	33,569
Convertible preferred stock	—	2,093,662
Stockholders’ equity (deficit):
Common stock	1,792	588
Additional paid-in capital	6,488,857	1,857,331
Treasury stock	—	(38,895)
Accumulated other comprehensive loss	(2,745)	(703)
Accumulated deficit	(4,965,354)	(3,798,963)

Total stockholders’ equity (deficit)	1,522,550	(1,980,642)

Total liabilities, redeemable convertible and convertible preferred stock, and stockholders’ equity (deficit)	$2,690,504	$1,594,025

Palantir Technologies Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Years Ended December 31,
	2020	2019
Operating activities
Net loss	$(1,166,391)	$(579,646)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	13,871	12,255
Stock-based compensation	1,270,702	241,970
Change in fair value of warrants	(811)	3
Impairment of assets	674	23,407
Non-cash operating lease expense	35,049	—
Other operating activities	4,417	2,769
Changes in operating assets and liabilities:
Accounts receivable	(108,476)	(23,905)
Prepaid expenses and other current assets	(18,565)	18,806
Other assets	(28,990)	(29,447)
Accounts payable	(34,681)	23,424
Accrued liabilities	38,505	3,733
Deferred revenue, current and noncurrent	(30,905)	(134,396)
Customer deposits, current and noncurrent	(230,873)	279,226
Operating lease liabilities, current and noncurrent	(43,639)	—
Deferred rent	—	(3,414)
Other noncurrent liabilities	3,505	—

Net cash used in operating activities	(296,608)	(165,215)
Investing activities
Purchases of property and equipment	(12,236)	(13,096)
Proceeds from the sale of assets held for sale	250	—
Purchase of equity method investment	(2,934)	(25,868)
Return of capital from equity method investment	—	17,000

Net cash used in investing activities	(14,920)	(21,964)
Financing activities
Proceeds from the issuance of common stock, net of issuance costs	942,529	100,000
Proceeds from issuance of debt, net of issuance costs	199,369	544,413
Principal payments on borrowings	(400,000)	(150,000)
Proceeds from the exercise of common stock options	298,829	16,897
Repurchase of common stock	(3,777)	(11,202)
Proceeds from the sale of redeemable convertible preferred stock	—	7,500
Redemption of redeemable convertible preferred stock	—	(168,000)
Repurchase of convertible preferred stock	—	(13,873)
Other financing activities	(497)	(1,202)

Net cash provided by financing activities	1,036,453	324,533
Effect of foreign exchange on cash, cash equivalents, and restricted cash	1,259	(2,227)

Net increase in cash, cash equivalents, and restricted cash	726,184	135,127
Cash, cash equivalents, and restricted cash - beginning of period	1,401,962	1,266,835

Cash, cash equivalents, and restricted cash - end of period	$2,128,146	$1,401,962

Palantir Technologies Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

Non-GAAP Reconciliation

Income (Loss) from Operations, Excluding Stock-Based Compensation, Related Employer Payroll Taxes, and Non-Recurring Direct Listing Charges (“Adjusted Income (Loss) from Operations”)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Loss from operations	$(156,572)	$(147,451)	$(1,173,679)	$(576,444)
Add: stock-based compensation	241,788	77,320	1,270,702	241,970
Add: employer payroll taxes related to stock-based compensation (1)	18,933	—	39,105	—
Add: non-recurring direct listing charges (1)	—	—	53,737	—

Income (loss) from operations, excluding stock-based compensation, related employer payroll taxes, and non-recurring direct listing charges	$104,149	$(70,131)	$189,865	$(334,474)

Adjusted operating margin	32%	(31)%	17%	(45)%

(1)	Related employer payroll taxes and non-recurring direct listing charges were immaterial and as such were excluded in periods prior to and after Q3 2020.